Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

15. RELATED PARTY TRANSACTIONS

Fly has no employees and has outsourced the daily operations of the Company by entering into management, servicing and administrative agreements (the “Agreements”) with BBAM. Services to be rendered under these agreements include acquiring and disposing of aircraft; marketing of aircraft for lease and re-lease; collecting rent and other payments from the lessees; monitoring maintenance, insurance and other obligations under the leases; enforcing the Company’s rights under the lease terms; and maintaining the books and records of the Company and its subsidiaries. The Manager manages the Company under the direction of its chief executive officer and chief financial officer. Pursuant to the terms of the Agreements, certain fees and expenses that may be payable to the Manager may be reduced for any like payments made to other BBAM affiliates.

In connection with the acquisition of the GAAM Portfolio, the Company amended its agreement with its Manager and entered into new servicing agreements with affiliates of BBAM LP related to the GAAM portfolio. The current term of the amended management agreement expires on April 29, 2015. The amended management agreement will be automatically extended for additional five-year terms unless terminated by either party on 12 months written notice. The Company will pay a termination fee to the Manager if it elects not to renew the amended management agreement after the end of the first three five-year terms or if the Manager terminates the management agreement for cause. The termination fee is equal to three times the non-renewal base amount after the end of the first five-year term, two times this amount after the end of the second five-year term and one time this amount after the end of the third five-year term. The non-renewal base amount is equal to $6 million, plus 50% of any additional management fees up to a total of $12.0 million.

Pursuant to the Agreements, BBAM is entitled to receive servicing fees. With respect to the Company’s Initial Portfolio, BBAM is entitled to receive a base fee of $150,000 per month, subject to certain adjustments, and a rent fee equal to 1.0% of the aggregate amount of aircraft rent due and 1% of rent actually collected. With respect to all other aircraft, BBAM is entitled to receive a fee equal to 3.5% of the aggregate amount of rent actually received for such aircraft. For the years ended December 31, 2011, 2010 and 2009, base and rent fees incurred amounted to $8.5 million, $7.2 million and $7.4 million, respectively.

BBAM is entitled to an administrative agency fee from B&B Air Funding equal to $750,000 per annum, subject to adjustments based on the Consumer Price Index. In addition, BBAM is entitled to an administrative fee from B&B Air Acquisition of $240,000 per annum. For all other aircraft, BBAM is entitled to an administrative fee of $1,000 per month per aircraft. For the years ended December 31, 2011, 2010 and 2009, $1.2 million, $1.0 million and $1.0 million of administrative fees were paid in each respective period.

For its role as exclusive arranger, BBAM receives a fee equal to 1.5% of the purchase price of aircraft acquired, excluding aircraft in the Initial Portfolio. BBAM also receives 1.5% of the sales proceeds of all disposed aircraft. However, in connection with the acquisition of the 49 aircraft in the GAAM Portfolio, the Company paid its Manager a one-time acquisition fee of $12.5 million. In addition, the Company will pay the Manager a disposition fee equal to 2% of the gross proceeds in respect of the disposition of any of these 49 aircraft made on or prior to October 14, 2013 if the gross proceeds on such disposition exceed the net book value of such aircraft. The disposition fee payable on these 49 acquired aircraft after October 14, 2013 will be 1.5% of the aggregate gross proceeds on disposition. For the year ended December 31, 2011, $1.5 million and $2.1 million of fees were incurred for aircraft acquired and disposed, respectively. For the year ended December 31, 2010, $0.6 million and $1.6 million of fees were incurred for aircraft acquired and disposed, respectively. For the year ended December 31, 2009, the Company did not acquire or dispose of any aircraft.

The Company makes quarterly payments to the Manager as compensation for providing the chief executive officer, the chief financial officer and other personnel, and for certain corporate overhead costs related to Fly (“Management Expenses”), subject to adjustments tied to the Consumer Price Index. Beginning on October 15, 2011, the Company has agreed to make quarterly payments to the Manager in the amount of $2.5 million, subject to an annual adjustment tied to the Consumer Price Index applicable to the prior calendar year. The amount is subject to adjustment by notice from the Manager and the approval of the independent members of the Company’s board of directors. For the years ended December 31, 2011, 2010 and 2009, the Company incurred $7.2 million, $6.2 million and $6.1 million of Management Expenses, respectively.

In connection with its services, the Manager may incur expenses such as insurance, as well as legal and professional advisory fees on behalf of the Company. The Company had $0.1 million of reimbursable expenses due to the Manager at December 31, 2011 and 2010.

In the year ended December 31, 2010, the Company paid BBAM a fee of $1.0 million in conjunction with a sale of option to purchase an aircraft. Also in conjunction with the Aviation Asset Purchase Transaction, Summit purchased 1,000,000 shares of the Company from Babcock & Brown. Fly has a right of first refusal on any sale of these shares by Summit until April 2015.

The Company’s minimum long-term contractual obligations with BBAM LP as of December 31, 2011, excluding rent fees, consisted of the following:

	2012	2013	2014	2015	2016	Thereafter	Total
	(Dollars in thousands)
Fixed base fee payments (1)	$1,950	$1,950	$1,950	$1,950	$1,950	$3,897	$13,647
Fixed administrative agency fee payments due by B&B Air Funding (1)	812	812	812	812	812	1,626	5,686
Fixed administrative agency fee payments due by B&B Air Acquisition	240	160	—	—	—	—	400
Fixed administrative agency fee payments due by other subsidiaries	624	540	504	451	420	664	3,203
Fixed payments for Management Expenses (1) (2)	10,296	10,296	10,296	27,433	—	—	58,321

Total	$13,922	$13,758	$13,562	$30,646	$3,182	$6,187	$81,257

(1)	Amounts in the table assume CPI rates in effect for 2012 remain constant in future periods.
(2)	The initial term of the Management Agreement is for five years, with automatic five year renewal periods. The agreement provides for an early termination fee, which declines upon each renewal, during the first three five-year terms. The table assumes termination of the agreement after the initial five year term and payment of the applicable termination fee.